                                                                    EXHIBIT 99.1


[MANPOWER LOGO]




                                                                   PRESS RELEASE

                                                         FOR FURTHER INFORMATION
                                                                        CONTACT:

                                                                 Mike Van Handel
                                                         Chief Financial Officer
                                                                  (414) 906-6305


FOR IMMEDIATE RELEASE



             MANPOWER REPORTS 4TH QUARTER AND FULL-YEAR 2002 RESULTS


MILWAUKEE, WI, USA, January 29, 2003 -- Manpower Inc. (NYSE: MAN) today reported that net income for the three months ended December 31, 2002 increased 54.9 percent to $40.1 million, or 52 cents per diluted share, from $26.0 million, or 34 cents per diluted share, a year earlier. Included in 2001 net income is $4.3 million (net of income taxes) or 5 cents per diluted share of amortization of intangible assets which are no longer amortized, as required by the new accounting rules effective January 1, 2002.

         Revenues for the fourth quarter totaled $2.8 billion, an increase of
11.9 percent from the year-earlier period. Systemwide sales were $3.1 billion. Results for the fourth quarter were positively affected by relatively stronger foreign currencies compared to the prior year period. On a constant currency basis, earnings per diluted share for the quarter were 44 cents on a 4.5 percent revenue increase.

         Jeffrey A. Joerres, Manpower Chairman and Chief Executive Officer said, "We performed well in the fourth quarter. We continued to gain traction throughout all of our major operations. France, our largest operation, performed extraordinarily well, given the economic conditions and, once again, our geographical diversification benefited our earnings.

         "In the difficult economic environment of 2002, we improved our cash flow and strengthened our balance sheet. Equally important, we strengthened our position in




                                     -MORE-

MANPOWER REPORTS 4TH QUARTER AND FULL-YEAR 2002/PAGE 2


the marketplace through expansion of offices in the specialty service areas, launching new services and better execution of our strategies.

         "This is an exciting time for Manpower, as we are well positioned to capitalize when the economies improve. Our accomplishments in 2002 are a credit to the diligent work of the Manpower team worldwide.

         "Despite our optimism regarding 2003, we are still confronted with uncertainty in the majority of the markets where we operate. The acceleration that we experienced at the end of the third quarter and the beginning of the fourth quarter has slowed somewhat, which necessitates that we approach the first quarter of 2003, and potentially more of the year, with caution. We anticipate earnings per share for the first quarter of 2003 in the range of 16 to 20 cents. This includes an estimated favorable currency impact of 5 cents," Joerres said.

         Net income for the year ended December 31, 2002 totaled $113.2 million or $1.46 per diluted share, down 9.1 percent from $124.5 million, or $1.62 per diluted share in 2001. Included in 2001 net income is $14.8 million (net of income taxes) or 19 cents per diluted share of amortization of intangible assets. Revenues for the year were $10.6 billion, an increase of 1.2% from the prior year. Systemwide sales were $11.8 billion. On a constant currency basis, earnings per diluted share for the year were $1.29 on a revenue decline of 2.0%.

         In conjunction with its fourth quarter earnings release, Manpower will broadcast its conference call live over the Internet on January 29 at 8:00 a.m. CDT (9:00 a.m. EDT). Interested parties are invited to listen by logging on to http://investor.manpower.com.

         Manpower Inc. is a world leader in the staffing industry, providing workforce management services and solutions to customers through 3,900 offices in 63 countries. The firm annually provides employment to 2 million people worldwide and is an industry leader in employee assessment and training. Manpower also provides a range of staffing solutions, and engagement and consulting services worldwide under the subsidiary brands of Brook Street, Elan, The Empower Group and Jefferson Wells. More information on Manpower Inc. can be found at the Company's Web site, www.manpower.com, which includes a comprehensive Investor Relations section.

         This news release contains statements, including earning projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company's expected future results. The Company's actual results may differ materially from those described or contemplated in the forward-looking statements.

MANPOWER REPORTS 4TH QUARTER AND FULL-YEAR 2002/PAGE 3


Factors that may cause the Company's actual results to differ materially from those contained in the forward-looking statement can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2001, which information is incorporated herein by reference.

                                      # # #

                                  Manpower Inc.
                              Results of Operations
                      (In millions, except per share data)



                                                    THREE MONTHS ENDED                            YEAR ENDED
                                                        DECEMBER 31                               DECEMBER 31
                                           --------------------------------------   ----------------------------------------
                                               2002         2001      VARIANCE          2002          2001       VARIANCE
                                           --------------------------------------   ----------------------------------------
Systemwide sales (unaudited) (a)              $ 3,149.3    $ 2,823.7       11.5%       $ 11,764.9    $ 11,779.1       -0.1%
----------------------------------------------------------------------------------------------------------------------------

Revenue from services                           2,838.1      2,536.4       11.9%         10,610.9      10,483.8        1.2%
Cost of services                                2,322.4      2,057.5       12.9%          8,700.5       8,527.3        2.0%
                                           --------------------------               ----------------------------

  Gross profit                                    515.7        478.9        7.7%          1,910.4       1,956.5       -2.4%

Selling and administrative expenses               428.6        424.6        1.0%          1,675.6       1,718.9       -2.5%
                                           --------------------------               ----------------------------

  Operating profit                                 87.1         54.3       59.8%            234.8         237.6       -1.2%

Interest and other expenses                        17.9         10.4       68.0%             46.8          39.7       17.6%
                                           --------------------------               ----------------------------

  Earnings before income taxes                     69.2         43.9       57.8%            188.0         197.9       -5.0%

Provision for income taxes                         29.1         17.9       62.1%             74.8          73.4        1.9%
                                           --------------------------               ----------------------------

  Net earnings                                $    40.1    $    26.0       54.9%       $    113.2    $    124.5       -9.1%
                                           ==========================               ============================



Net earnings per share - basic                $    0.52    $    0.34       52.9%       $     1.48    $     1.64       -9.8%
                                           ==========================               ============================

Net earnings per share - diluted              $    0.52    $    0.34       52.9%       $     1.46    $     1.62       -9.9%
                                           ==========================               ============================


Weighted average shares - basic                    76.9         76.0        1.2%             76.4          75.9        0.6%
                                           ==========================               ============================

Weighted average shares - diluted                  77.6         77.0        0.8%             77.7          77.0        0.9%
                                           ==========================               ============================


(a) Systemwide sales includes sales of the Company-owned branch offices as well as its franchise offices.

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)


                                                             THREE MONTHS ENDED DECEMBER 31
                                                 -------------------------------------------------------
                                                                                     % VARIANCE
                                                                              --------------------------
                                                                                AMOUNT      CONSTANT
                                                      2002          2001       REPORTED     CURRENCY
                                                 -------------------------------------------------------
                                                                                           (Unaudited)
Revenues from services:
  United States (a)                                   $   495.0     $   451.2        9.7%          9.7%
  France                                                1,034.5         887.1       16.6%          4.3%
  United Kingdom                                          373.3         361.0        3.4%         -5.3%
  Other Europe                                            560.7         483.3       16.0%          3.3%
  Other Operations                                        374.6         353.8        6.0%          9.9%
                                                 -----------------------------
                                                      $ 2,838.1     $ 2,536.4       11.9%          4.5%
                                                 =============================

Operating Unit Profit:
  United States                                       $    13.4     $     0.5     2611.3%       2611.3%
  France                                                   48.1          36.8       30.8%         16.5%
  United Kingdom                                            5.7          10.8      -47.1%        -50.3%
  Other Europe                                             25.7          18.3       40.6%         25.3%
  Other Operations                                          4.1           2.8       35.7%         46.1%
                                                 -----------------------------
                                                           97.0          69.2
Corporate expenses                                          9.9          10.1
Amortization of intangibles                                   -           4.8
                                                 -----------------------------
    Operating profit                                       87.1          54.3       59.8%         44.9%
Interest and other expense (b)                             17.9          10.4
                                                 -----------------------------
    Earnings before taxes                             $    69.2     $    43.9
                                                 =============================


(a) Systemwide sales (unaudited) in the United States, which includes sales of the Company-owned branch offices as well as its franchise offices were $743.4 and $694.6 for the three months ended December 31, 2002 and 2001, respectively.

(b)  The components of interest and other expense (income) were:

        Interest expense                                 $ 10.5        $ 10.9
        Interest income                                    (2.4)         (2.8)
        Foreign exchange (gains) losses                    (1.0)          0.7
        Loss on sale of accounts receivable                 0.1           0.2
        Miscellaneous, net                                 10.7           1.4
                                                 -----------------------------
                                                         $ 17.9        $ 10.4
                                                 =============================

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)


                                                                 YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------------
                                                                                      % VARIANCE
                                                                              ---------------------------
                                                                                 AMOUNT      CONSTANT
                                                      2002          2001        REPORTED     CURRENCY
                                                 --------------------------------------------------------
                                                                                            (Unaudited)
Revenues from services:
  United States (a)                                  $  1,911.4    $  2,003.4        -4.6%         -4.6%
  France                                                3,848.2       3,766.4         2.2%         -3.8%
  United Kingdom                                        1,394.0       1,489.3        -6.4%        -10.5%
  Other Europe                                          2,040.9       1,939.4         5.2%         -0.6%
  Other Operations                                      1,416.4       1,285.3        10.2%         14.9%
                                                 -----------------------------
                                                     $ 10,610.9    $ 10,483.8         1.2%         -2.0%
                                                 =============================

Operating Unit Profit:
  United States                                      $     29.2    $     29.5        -0.8%         -0.8%
  France                                                  143.6         135.7         5.8%         -1.6%
  United Kingdom                                           20.5          44.5       -53.9%        -55.9%
  Other Europe                                             75.8          75.9        -0.1%         -7.5%
  Other Operations                                          6.6           8.9       -27.1%        -33.7%
                                                 -----------------------------
                                                          275.7         294.5
Corporate expenses                                         40.8          39.9
Amortization of intangibles                                 0.1          17.0
                                                 -----------------------------
    Operating profit                                      234.8         237.6        -1.2%         -8.5%
Interest and other expense (b)                             46.8          39.7
                                                 -----------------------------
    Earnings before taxes                            $    188.0    $    197.9
                                                 =============================



(a) Systemwide sales (unaudited) in the United States, which includes sales of the Company-owned branch offices as well as its franchise offices were $2,905.5 and $3,114.8 for the year ended December 31, 2002 and 2001, respectively.




(b)  The components of interest and other expense (income) were:

        Interest expense                                 $ 42.4        $ 39.1
        Interest income                                    (9.0)        (10.3)
        Foreign exchange (gains) losses                    (1.8)          0.2
        Loss on sale of accounts receivable                 0.4           5.3
        Miscellaneous, net                                 14.8           5.4
                                                 -----------------------------
                                                         $ 46.8        $ 39.7
                                                 =============================

                                  Manpower Inc.
                         Restated Operating Unit Results
                                  (In millions)


                                                             THREE MONTHS ENDED DECEMBER 31
                                                 -------------------------------------------------------
                                                                                     % VARIANCE
                                                                              --------------------------
                                                                                AMOUNT      CONSTANT
                                                      2002          2001       REPORTED     CURRENCY
                                                 -------------------------------------------------------
                                                                                           (Unaudited)
Revenues from services:
  United States                                       $   495.0     $   451.2        9.7%          9.7%
  France                                                1,034.5         887.1       16.6%          4.3%
  EMEA (a)                                                934.0         844.3       10.6%         -0.4%
  Other Operations                                        374.6         353.8        6.0%          9.9%
                                                 -----------------------------
                                                      $ 2,838.1     $ 2,536.4       11.9%          4.5%
                                                 =============================

Operating Unit Profit:
  United States                                       $    13.4     $     0.5     2611.3%       2611.3%
  France                                                   48.1          36.8       30.8%         16.5%
  EMEA                                                     26.8          25.2        7.2%         -5.4%
  Other Operations                                          4.1           2.8       35.7%         46.1%
                                                 -----------------------------
                                                           92.4          65.3
Corporate expenses                                          5.3           6.2
Amortization of intangibles                                   -           4.8
                                                 -----------------------------
    Operating profit                                       87.1          54.3       59.8%         44.9%
Interest and other expense                                 17.9          10.4
                                                 -----------------------------
    Earnings before taxes                             $    69.2     $    43.9
                                                 =============================



(a) Represents operations in Europe, Middle East and Africa (excluding France), which is a combination of operations historically included in segments referred to as United Kingdom and Other Europe. In addition, central costs for EMEA, which historically have been included in corporate expense are now included in the determination of operating unit profit.

                                  Manpower Inc.
                         Restated Operating Unit Results
                                  (In millions)


                                                                 YEAR ENDED DECEMBER 31
                                                 -------------------------------------------------------
                                                                                     % VARIANCE
                                                                              --------------------------
                                                                                AMOUNT      CONSTANT
                                                      2002          2001       REPORTED     CURRENCY
                                                 -------------------------------------------------------
                                                                                           (Unaudited)
Revenues from services:
  United States                                      $  1,911.4    $  2,003.4       -4.6%         -4.6%
  France                                                3,848.2       3,766.4        2.2%         -3.8%
  EMEA (a)                                              3,434.9       3,428.7        0.2%         -4.9%
  Other Operations                                      1,416.4       1,285.3       10.2%         14.9%
                                                 -----------------------------
                                                     $ 10,610.9    $ 10,483.8        1.2%         -2.0%
                                                 =============================

Operating Unit Profit:
  United States                                      $     29.2    $     29.5       -0.8%         -0.8%
  France                                                  143.6         135.7        5.8%         -1.6%
  EMEA                                                     83.0         106.0      -21.6%        -27.8%
  Other Operations                                          6.6           8.9      -27.1%        -33.7%
                                                 -----------------------------
                                                          262.4         280.1
Corporate expenses                                         27.5          25.5
Amortization of intangibles                                 0.1          17.0
                                                 -----------------------------
    Operating profit                                      234.8         237.6       -1.2%         -8.5%
Interest and other expense                                 46.8          39.7
                                                 -----------------------------
    Earnings before taxes                            $    188.0    $    197.9
                                                 =============================


(a) Represents operations in Europe, Middle East and Africa (excluding France), which is a combination of operations historically included in segments referred to as United Kingdom and Other Europe. In addition, central costs for EMEA, which historically have been included in corporate expense are now included in the determination of operating unit profit.

                                  Manpower Inc.
                           Consolidated Balance Sheets
                                  (In millions)

                                                                 DEC. 31          DEC. 31
                                                                  2002             2001
                                                               ----------       ----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                    $    284.0       $    245.8
  Accounts receivable, net                                        2,214.2          1,917.8
  Prepaid expenses and other assets                                  76.0             77.0
  Future income tax benefits                                         79.1             73.8
                                                               ----------       ----------
      Total current assets                                        2,653.3          2,314.4

OTHER ASSETS:
  Intangible assets, net                                            545.7            480.8
  Investments in licensees                                           60.5             44.7
  Other assets                                                      253.4            204.7
                                                               ----------       ----------
      Total other assets                                            859.6            730.2

PROPERTY AND EQUIPMENT:
  Land, buildings, leasehold improvements and equipment             533.4            465.4
  Less:  accumulated depreciation and amortization                  344.6            271.4
                                                               ----------       ----------
    Net property and equipment                                      188.8            194.0
                                                               ----------       ----------
        Total assets                                           $  3,701.7       $  3,238.6
                                                               ==========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                             $    447.0       $    382.1
  Employee compensation payable                                      96.2             93.2
  Accrued liabilities                                               295.7            234.9
  Accrued payroll taxes and insurance                               391.6            300.8
  Value added taxes payable                                         309.0            255.9
  Short-term borrowings and current
    maturities of long-term debt                                     22.8             23.7
                                                               ----------       ----------
      Total current liabilities                                   1,562.3          1,290.6

OTHER LIABILITIES:
  Long-term debt                                                    799.0            811.1
  Other long-term liabilities                                       340.5            322.6
                                                               ----------       ----------
      Total other liabilities                                     1,139.5          1,133.7

SHAREHOLDERS' EQUITY:
  Common stock                                                        0.9              0.9
  Capital in excess of par value                                  1,696.2          1,644.9
  Accumulated deficit                                              (289.7)          (387.6)
  Accumulated other comprehensive income (loss)                    (123.7)          (190.8)
  Treasury stock, at cost                                          (283.8)          (253.1)
                                                               ----------       ----------
      Total shareholders' equity                                    999.9            814.3
                                                               ----------       ----------
        Total liabilities and shareholders' equity             $  3,701.7       $  3,238.6
                                                               ==========       ==========

                                  Manpower Inc.
                      Consolidated Statements of Cash Flows
                                  (In millions)

                                                                       YEAR ENDED
                                                                       DECEMBER 31
                                                                -----------------------
                                                                    2002          2001
                                                                -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                                  $  113.2       $  124.5
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Depreciation and amortization                                 65.4           80.2
      Amortization of discount on convertible debentures             7.3            2.7
      Deferred income taxes                                         (0.2)          (7.3)
      Provision for doubtful accounts                               18.2           23.8
      Changes in operating assets and liabilities:
        Amounts advanced under the Receivables Facility                -         (145.0)
        Accounts receivable                                        (54.4)         217.3
        Other assets                                                41.6          (69.1)
        Other liabilities                                           36.8          (91.1)
                                                                --------       --------
          Cash provided by operating activities                    227.9          136.0
                                                                --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                             (58.5)         (87.3)
  Acquisitions of business, net of cash acquired                   (33.5)        (295.9)
  Proceeds from the sale of property and equipment                   5.3           16.1
                                                                --------       --------
          Cash used by investing activities                        (86.7)        (367.1)
                                                                --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings from short-term facilities
    and long-term debt                                            (115.0)         313.0
  Proceeds from stock option and purchase plans                     29.4           13.6
  Repurchase of common stock                                       (30.7)          (3.3)
  Dividends paid                                                   (15.3)         (15.2)
                                                                --------       --------
          Cash (used) provided by financing activities            (131.6)         308.1

Effect of exchange rate changes on cash                             28.6          (12.9)
                                                                --------       --------
Change in cash and cash equivalents                                 38.2           64.1

Cash and cash equivalents, beginning of period                     245.8          181.7
                                                                --------       --------
Cash and cash equivalents, end of period                        $  284.0       $  245.8
                                                                ========       ========